                           LIMITED POWER OF ATTORNEY

     WHEREAS, as of March 1, 1995, the undersigned was elected a director ("Director") of The Providence Journal Company, a Delaware corporation, with its principal offices at 75 Fountain Street, Providence, Rhode Island; and

     WHEREAS, Director desires to designate and appoint Stephen Hamblett, Trygve
E. Myhren, James F. Stack and John L. Hammond, and each of them (each a "Designated Officer"), as his/her attorney-in-fact for the limited purpose of signing for him/her, and in his/her name in his/her capacity as a Director, all amendments to that certain Registration Statement on Form S-4 relating to Class A Common Stock and Class B Common Stock of The Providence Journal Company for the purpose of registering such securities under the Securities Act of 1933, as amended, pursuant to the Restructuring and the Merger and related transactions described therein (the "Providence Journal S-4");

     NOW, THEREFORE, Director hereby appoints the Designated Officers, and any of them, as Director's true and lawful attorney-in-fact to act in Director's name, place and stead, and hereby grants the Designated Officers the authority to prepare, execute and deliver to the Securities and Exchange Commission any amendments to the Providence Journal S-4, and hereby ratifies and confirms the Director's signature as it may be signed by such attorney-in-fact on any and all such amendments.

     This Limited Power of Attorney shall be effective March 22, 1995, for a period of ninety (90) days therefrom, unless otherwise terminated in writing by the execution and delivery of an instrument revoking the authority hereby granted.

     Executed on this 22nd day of March, 1995.


                                      /s/ F. Remington Ballou
                                      ---------------------------------
                                      F. Remington Ballou


                                      /s/ Fanchon M. Burnham
                                      ---------------------------------
                                      Fanchon M. Burnham

                                      /s/ Peter B. Freeman
                                      ---------------------------------
                                      Peter B. Freeman


                                      /s/ Benjamin P. Harris, III
                                      ---------------------------------
                                      Benjamin P. Harris, III


                                      /s/ John W. Rosenblum
                                      ---------------------------------
                                      John W. Rosenblum


                                      /s/ Henry D. Sharpe, Jr.
                                      ---------------------------------
                                      Henry D. Sharpe, Jr.


                                      /s/ Patrick R. Wilmerding
                                      ---------------------------------
                                      Patrick R. Wilmerding


STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

     On this 22nd day of March, 1995, before me, a Notary Public in and for the State of Rhode Island, personally appeared each of the above-signatories, to me known and known by me to be a Director of The Providence Journal Company, and being sworn upon oath, did each depose and say that the above Limited Power of Attorney was agreed to as his free act and deed.



                                      /s/ Patrica E. D'ambrisro
                                      ---------------------------------
                                      NOTARY PUBLIC

                                      My commission expires:

                                                   6/25/95
                                      ---------------------------------

                           LIMITED POWER OF ATTORNEY

     WHEREAS, as of March 1, 1995, the undersigned was elected a director ("Director") of The Providence Journal Company, a Delaware corporation, with its principal offices at 75 Fountain Street, Providence, Rhode Island; and

     WHEREAS, Director desires to designate and appoint Stephen Hamblett, Trygve
E. Myhren, James F. Stack and John L. Hammond, and each of them (each a "Designated Officer"), as his attorney-in-fact for the limited purpose of signing for him, and in his name in his capacity as a Director, all amendments to that certain Registration Statement on Form S-4 relating to Class A Common Stock and Class B Common Stock of The Providence Journal Company for the purpose of registering such securities under the Securities Act of 1933, as amended, pursuant to the Restructuring and the Merger and related transactions described therein (the "Providence Journal S-4");

     NOW, THEREFORE, Director hereby appoints the Designated Officers, and any of them, as Director's true and lawful attorney-in-fact to act in Director's name, place and stead, and hereby grants the Designated Officers the authority to prepare, execute and deliver to the Securities and Exchange Commission any amendments to the Providence Journal S-4, and hereby ratifies and confirms the Director's signature as it may be signed by such attorney-in-fact on any and all such amendments.

     This Limited Power of Attorney shall be effective March 22, 1995, for a period of ninety (90) days therefrom, unless otherwise terminated in writing by the execution and delivery of an instrument revoking the authority hereby granted.

     Executed on this 28th day of March, 1995.


                                      /s/ John W. Wall
                                      ---------------------------------
                                      John W. Wall

STATE OF
COUNTY OF

     On this 28th day of March, 1995, before me, a Notary Public in and for the State of Florida, personally appeared John W. Wall, to me known and known by me to be a Director of The Providence Journal Company, and being sworn upon oath, did depose and say that the above Limited Power of Attorney was agreed to as his free act and deed.



                                      /s/ Ellen J. Clarke
                                      ---------------------------------
                                      NOTARY PUBLIC

                                      My commission expires:

                                      Notary Stamp Appears Here
                                      ---------------------------------

                           LIMITED POWER OF ATTORNEY

     WHEREAS, as of March 1, 1995, the undersigned was elected a director ("Director") of The Providence Journal Company, a Delaware corporation, with its principal offices at 75 Fountain Street, Providence, Rhode Island; and

     WHEREAS, Director desires to designate and appoint Stephen Hamblett, Trygve
E. Myhren, James F. Stack and John L. Hammond, and each of them (each a "Designated Officer"), as his attorney-in-fact for the limited purpose of signing for him, and in his capacity as a Director, all amendments to that certain Registration Statement on Form S-4 relating to Class A Common Stock and Class B Common Stock of The Providence Journal Company for the purpose of registering such securities under the Securities Act of 1933, as amended, pursuant to the Restructuring and the Merger and related transactions described therein (the "Providence Journal S-4");

     NOW, THEREFORE, Director hereby appoints the Designated Officers, and any of them, as Director's true and lawful attorney-in-fact to act in Director's name, place and stead, and hereby grants the Designated Officers the authority to prepare, execute and deliver to the Securities and Exchange Commission any amendments to the Providence Journal S-4, and hereby ratifies and confirms the Director's signature as it may be signed by such attorney-in-fact on any and all such amendments.

     This Limited Power of Attorney shall be effective March 22, 1995, for a period of ninety (90) days therefrom, unless otherwise terminated in writing by the execution and delivery of an instrument revoking the authority hereby granted.

     Executed on this 27th day of March, 1995.


                                      /s/ Henry P. Becton, Jr.
                                      ---------------------------------
                                      Henry P. Becton, Jr.

STATE OF MASSACHUSETTS
COUNTY OF SUFFOLK

     On this 27 day of March, 1995, before me, a Notary Public in and for the State of Massachusetts, personally appeared Henry P. Becton, Jr., to me known and known by me to be a Director of The Providence Journal Company, and being sworn upon oath, did depose and say that the above Limited Power of Attorney was agreed to as his free act and deed.



                                      /s/ SIGNATURE APPEARS HERE
                                      ---------------------------------
                                      NOTARY PUBLIC

                                      My commission expires:

                                      Notary Stamp Appears Here
                                      ---------------------------------